UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Wireless Boulevard, Hauppauge, New York 11788
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (631) 924-1135

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On March 27, 2020, the Audit Committee of our Board of Directors completed a competitive selection process to determine our independent registered public accounting firm for the fiscal year ending December 31, 2020. As a result of this process, on March 30, 2020, we dismissed BDO USA, LLP, or BDO, as our independent registered public accounting firm.

The reports of BDO on our consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and 2018 and in the subsequent interim period through March 30, 2020, there were (a) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S‑K and the related instructions) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the consolidated financial statements for such fiscal years and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S‑K).

We provided a copy of the foregoing disclosures to BDO and requested that BDO furnish us with a letter addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not BDO agreed with the above disclosures. A copy of BDO’s letter furnished pursuant to that request is filed as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On March 27, 2020, the Audit Committee also approved the appointment of Ernst & Young LLP, or E&Y, as our new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2020. The appointment of E&Y became effective immediately following the dismissal of BDO on March 30, 2020.

During the fiscal years ended December 31, 2019 and 2018 and in the subsequent interim period through March 30, 2020, neither we nor anyone on our behalf consulted with E&Y with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, and no written report or oral advice was provided to the Company by E&Y that was an important factor that we considered in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S‑K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S‑K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description

16.1	Letter dated April 1, 2020 from BDO USA, LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Chembio Diagnostics, Inc.

Dated: April 2, 2020	By:	/s/ Neil A. Goldman
Neil A. Goldman
Executive Vice President and Chief Financial Officer